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                                                                 Exhibit 10.5(b)

                               AMENDMENT NO. 1 TO
             SECOND AMENDED AND RESTATED ADVISORY SERVICES AGREEMENT

     This Amendment No. 1 to the Second Amended and Restated Advisory Services Agreement (the "Amendment") is dated as of March 31, 2006, and is entered into by and between Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation (the "Company"), and Boston Capital REIT Advisors, LLC, a Delaware limited liability company (the "Advisor").

     WHEREAS, the Company and the Advisor have entered into that certain Second Amended and Restated Advisory Services Agreement, dated as of February 1, 2005 (the "Agreement"); and

     WHEREAS, the Company and the Advisor desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

     2.   AMENDMENT OF AGREEMENT.

     A. From and after the effective date of this Amendment, Section 10(a) of the Agreement entitled "Organization and Offering Expenses" is hereby amended by deleting: "The Company shall reimburse the Advisor", and replacing the same with "The Company shall reimburse the Advisor or its affiliates".

     B. From and after the effective date of this Amendment, Section 10(b) of the Agreement entitled "Asset Management Fee" is hereby amended by deleting from the first sentence of Section 10(b): "The Company shall pay to the Advisor", and replacing the same with "The Company shall pay to the Advisor or its affiliates"; by deleting from the second sentence of Section 10(b): "assumed upon the purchase of the properties"; and by inserting at the end of the second to last sentence of Section 10(b): "or its affiliates".

     C. From and after the effective date of this Amendment, Section 10(c) of the Agreement entitled "Acquisition Fee" is hereby amended by deleting from the first sentence of Section 10(c): "The Advisor may receive", and replacing the same with "The Advisor or its affiliates may receive" and by deleting from the fourth sentence of Section 10(c): "In no event shall the Advisor receive", and replacing the same with "In no event shall the Advisor or its affiliates receive".

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     3.   RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

     4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first above written.


                                    COMPANY:

                                    BOSTON CAPITAL REAL ESTATE
                                    INVESTMENT TRUST, INC.


                                    By: /s/ Jeffrey H. Goldstein
                                        -----------------------------
                                        Name:  Jeffrey H. Goldstein
                                        Title: President and Chief Operating
                                               Officer


                                    ADVISOR:

                                    BOSTON CAPITAL REIT ADVISORS,
                                    LLC


                                    By: Boston Capital Corporation, its manager


                                    By: /s/ John P. Manning
                                        -----------------------------
                                        Name:  John P. Manning
                                        Title: Chairman and Chief Executive
                                               Officer

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